Supplement dated November 1, 2017

to the Summary Prospectuses dated May 1, 2017, as supplemented, for the following Funds:

Funds
COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

Effective immediately, Class R4, Class R5, Class Y and Class Z shares are renamed and all references to such share classes are hereby replaced with the following new share class names:

Former Share Class Name	New Share Class Name (and abbreviation)
(prior to November 1, 2017)	(as of November 1, 2017)
Class R4	Advisor Class (Class Adv)

Class R5	Institutional 2 Class (Class Inst2)

Class Y	Institutional 3 Class (Class Inst3)

Class Z	Institutional Class (Class Inst)

Shareholders should retain this Supplement for future reference.

SUP000_00_056_(11/17)